UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2016 (September 29, 2016)

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Albert Quay

Cork, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Adient plc (“Adient”) previously filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form 10, initially filed on April 27, 2016 and most recently amended on September 26, 2016 (as amended, the “registration statement”), relating to the separation of the automotive seating and interiors business (the “Adient Business”) of Johnson Controls International plc (the “Company”) from the rest of the Company (the “separation”) and the issuance of 100% of the ordinary shares of Adient to the Company’s shareholders (the “distribution”).  The registration statement was declared effective by the Commission on September 29, 2016, and the Company issued a press release announcing the effectiveness of the registration statement. The press release is attached hereto as Exhibit 99.1.

The registration statement includes an information statement, which describes the separation and distribution and provides important information regarding Adient’s business and management (the “information statement”).  The Company has made the information statement publicly available on October 3, 2016 and expects to begin mailing to its shareholders an Important Notice Regarding the Availability of Materials as soon as reasonably practicable.  The information statement is attached hereto as Exhibit 99.2, and the form of notice is attached hereto as Exhibit 99.3.

Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, issued September 29, 2016

99.2	Information Statement of Adient plc, dated October 3, 2016

99.3	Form of Important Notice Regarding the Availability of Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: October 3, 2016	By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, issued September 29, 2016

99.2	Information Statement of Adient plc, dated October 3, 2016

99.3	Form of Important Notice Regarding the Availability of Materials